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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             --------------------

                                    FORM 8-A

              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                  PURSUANT TO SECTION 12(b) or 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Cell Pathways Holdings, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

                       Delaware                                 23-2969600
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      (State of Incorporation or Organization)               (I.R.S. Employer
                                                             Identification No.)

     702 Electronic Drive, Horsham, Pennsylvania                   19044
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       (Address of Principal Executive Offices)                 (Zip Code)

If this form relates to the                If this form relates to the
registration of a class of                 registration of a class of
securities pursuant to                     securities pursuant to
Section 12(b) of the Exchange Act          Section 12(g) of the Exchange Act
and is effective pursuant to               and is effective pursuant to
General Instruction A.(c), please          General Instruction A.(d), please
check the following box.  [ ]              check the following box.  [X]

Securities Act registration statement file number to which
this form relates:                                               333-59557
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                                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                  Names of Each Exchange on Which
        to be so Registered                  Each Class is to be Registered
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                None                                   Not Applicable

Securities to be registered pursuant to Section 12(g) of the Act:

                     Common Stock, par value $.01 per share
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                                (Title of Class)



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ITEM 1.     DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      A description of the Registrant's Common Stock, par value $.01 per share, being registered hereby is contained in the Registrant's Registration Statement on Form S-4, as amended (Registration No. 333-59557) (the "Registration Statement"), initially filed with the Securities and Exchange Commission on July 22, 1998, under the caption "Description of CPHI Capital Stock" and is incorporated herein by reference.

ITEM 2.     EXHIBITS.

      Each of the following exhibits to this registration statement has been filed as an exhibit to the Registration Statement (as defined above) and is incorporated herein by reference:

Exhibit
Number      Description
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
3.1         Certificate of Incorporation of the Registrant.

3.2         Bylaws of the Registrant.

4.2 Specimen stock certificate representing shares of Common Stock of the Registrant.




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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  CELL PATHWAYS HOLDINGS, INC.



Date: September 11, 1998          By:   /s/ RICHARD H. TROY
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                                     Richard H. Troy
                                     Senior Vice President of Corporate
                                     Development, General Counsel and Secretary